UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:  This amendment No. 2 adds Item 3.02, Table I, Item 8.01 additional information, and an Item 9.01 (c) additional exhibit. All other Items remain unchanged from the Current Report on Form 8-K, and Form 8K/A filed on May 24 and May 26, 2005, respectively.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

I.  (*) May 31, 2005, by majority consent of the Board of Directors, the Registrant approved the following issuances of its restricted common stock, par value $0.001 per share, to the following persons/entities. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

Share

Type of

Fair Market Value

Name

Date

Amount

Consideration

of Consideration

AJW Partners LLC  (1)

5/31/05

600,000

Additional Consideration

$20,400

1044 Northern Blvd. Suite 302

in behalf of an Agreement for

Roslyn, New York 11576

Repurchase of Warrants

AJW Offshore, Ltd.  (2)

5/31/05

1,960,000

Additional Consideration

$66,640

1044 Northern Blvd. Suite 302

in behalf of an Agreement for

Roslyn, New York 11576

Repurchase of Warrants

AJW Qualified Partners, LLC  (3)

5/31/05

1,400,000

Additional Consideration

$47,600

1044 Northern Blvd. Suite 302

in behalf of an Agreement for

Roslyn, New York 11576

Repurchase of Warrants

New Millennium Capital  (4)

5/31/05

40,000

Additional Consideration

$  1,360

Partners II, LLC

in behalf of an Agreement for

1044 Northern Blvd. Suite 302

Repurchase of Warrants

Roslyn, New York 11576

(*) $136,000 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in behalf of Agreement to Repurchase Warrants with AJW Partners LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC.

(1)(2)(3)(4) AJW Partners LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC provided financing to the Registrant, and are not affiliates, officers, or directors. The Registrant must include and file for a registration of these shares unless repurchased by the Registrant within 60-days commencing on May 31, 2005, the buy back period.

ITEM 8.01 OTHER EVENTS

In addition to the completed full redemption and prepayment of all debentures and debenture debt outstanding held by AJW Partners and others previously reported:

On May 31, 2005 the Registrant entered into a letter Agreement for the “Repurchase of Warrants and Issuance of Shares”. AJW Partners and others agreed to a tender back of all Warrant Agreements to the Registrant for the sum of $80,000 cash and the issuance of 4 million restricted common shares with registration rights and further containing buy back provisions. The swap transaction is scheduled to be completed on or before June 3, 2005 whereon the Registrant shall retire and cancel all of the Warrant Agreements held by AJW Partners and others. The Registrant further anticipates that it will buy back the 4 million shares during the buy back period provided therein, and retire the shares to the treasury. The Letter Agreement is an exhibit to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1

Agreement for the Repurchase of Warrants and Issuance of Shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  June 2, 2005

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